UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25 2013

ROYALE GROUP HOLDING, INC.

 (Exact Name of Registrant as Specified in Its Charter)

NEVADA	20-5913810
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation or Organization)	Identification No.)

68, Soi Suphaphong 3

Yak 8, Sirinakarn 40 Road

Nonghob, Praver, 10250 Bangkok, Thailand

(Address of Principal Executive Offices and Issuer’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 25, 2013, the Board of Directors of Royale Group Holding Inc (the “Company”) adopted the Amended and Restated Bylaws of the Company. The amendment to the previous bylaws is:

Amending the Section 5 of Article III to the following:

Section 5 – Chairman and Special Voting Power of Chairman:

The Chairman of the Board, if any and if present, shall preside at all meetings of the Baud of Directors. If there shall be no Chairman, or he or she shall be absent, then the President shall preside, and in his absence, any other director chosen by the Board of Directors shall preside.

Special Voting Power of Chairman: The Chairman of the Board shall have 2 votes for any and all corporate actions that require the voting or the consent of the Board.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

3.1

Amended and Restated Bylaws of Royale Group Holding Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2013	Royale Group Holding, Inc.

/s/ Kok Cheang Lim
Kok Cheang Lim
CEO, Director